Exhibit 10-4

                           SANDERSON FARMS, INC.

                     INCENTIVE STOCK OPTION AGREEMENT


     THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement"), dated as of the day of ________________, ____ (the "Date of Grant"), is delivered by Sanderson Farms, Inc., and its subsidiaries and affiliates (collectively referred to as "SFI") to ________________________________________ (the
"Optionee"), who is an executive officer or key employee of SFI.

     WHEREAS, the Board of Directors of Sanderson Farms, Inc. (the "Board") recommended stockholder approval of, the stockholders approved and the Board adopted the Sanderson Farms, Inc. Stock Option Plan (as amended and restated to the date hereof, the "Plan");

     WHEREAS, the Plan provides for the granting of incentive stock options by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) to executive officers and key employees of SFI to purchase, or to exercise certain rights with respect to, shares of the Common Stock of SFI, par value $1.00 per share (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) considers the Optionee to be a person who is eligible for grant of an incentive stock option under the Plan, and has determined that it would be in the best interest of SFI to grant the incentive stock option documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:


1.   Grant of Incentive Stock Option.

     (a) Subject to the terms and conditions hereinafter set forth, SFI, with the approval and at the direction of the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan), hereby grants to the Optionee, as of the Date of Grant, an option to purchase up to _______ shares of Stock at a price of $__________ per share, which price per share is at or above the present fair market value. Such option is hereinafter referred to as the "Incentive Stock Option" and the shares of stock purchasable upon exercise of the Incentive Stock Option are hereinafter sometimes referred to as the "Incentive Stock Option Shares." The Incentive Stock Option is intended by the parties hereto to be, and shall be treated as, an "incentive stock option," pursuant to and as such term is defined under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) This Incentive Stock Option is granted subject to the following additional terms and conditions (if none, so indicate):




2.   Term and Exercise.

     This Incentive Stock Option may be exercised during a period beginning one year after and ending ten years after the date of grant thereof (the "option term"). Unless a shorter period is provided by the

Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan), this Incentive Stock Option shall be
exercised in accordance with this section 2. During the first year of the option term, no more than 25% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the Optionee. During the second year of the option term, no more than 50% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the Optionee, such percentage to include the percentage, by number of shares, purchased in the previous year of the option term. During the third year of the option term, no more than 75% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the Optionee, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the option term on a cumulative basis. During the fourth year of the option term, 100% of the initial total number of shares covered by the Incentive Stock Option may be exercised and purchased by the Optionee, such percentage to include the percentages, by number of shares, previously purchased in earlier years of the option term on a cumulative basis. No fractional shares shall be issued as a result of the exercise of this Incentive Stock Option. No Incentive Stock Option shall be exercisable after the expiration of its option term.

3.   Termination of Incentive Stock Option.

     (a) Except as provided in Sections 3(b), 3(c) and 3(d) of this Agreement, upon termination of the Optionee's employment, the Incentive Stock Option, to the extent not previously exercised, shall terminate immediately upon such termination of employment, or if the optionee is no longer eligible to participate in the Plan by virtue of his or her appointment to a position that no longer falls within the description set forth in Section 1.03 of this Plan.

     (b) Upon termination of the Optionee's employment by reason of death of the Optionee, the Incentive Stock Option may be exercised, but only to the extent exercisable on the date of such death, within one (1) year from and after the date of the Optionee's death. The Incentive Stock Option may be exercised by the executor or administrator of the deceased Optionee's estate or by a person receiving the Incentive Stock Option by will or under the laws of descent and distribution of the state in which the Optionee resided.

     (c) Upon termination of the Optionee's employment by reason of permanent and total disability as defined under Section 22(e)(3) of the Code, the Incentive Stock Option may be exercised, but only to the extent exercisable on the date of such permanent and total disability, during the one (1) year period following the date of such termination of the Optionee's employment.

     (d) Upon termination of the Optionee's employment by reason of retirement or disability other than as defined by Section 3(c) of this Agreement, the Incentive Stock Option may be exercised, but only to the extent exercisable on the date of such retirement or disability, during the three (3) month period following the date of such termination of the Optionee's employment.

     (e) A transfer of the Optionee's employment from one affiliate of SFI to another shall not be deemed to be a termination of the Optionee's employment.

     (f) Notwithstanding any other provisions set forth herein or in the Plan, if the Optionee shall (i) commit any act of malfeasance or wrongdoing affecting SFI, (ii) breach any covenant not to compete or employment contract with SFI, or (iii) engage in conduct that would warrant the Optionee's discharge for cause (excluding general dissatisfaction with the performance of the Optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon SFI), then any unexercised portion of the Incentive Stock Option shall immediately terminate and be void.

4.   Exercise of Incentive Stock Option.

     (a) During the Option Term, the Optionee may exercise the Incentive Stock Option with respect to all or any part of the number of Incentive Stock Option Shares then exercisable hereunder by giving the Board of SFI (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) written notice of intent to exercise substantially in the form attached hereto as Exhibit A. The notice of exercise shall specify the number of Incentive Stock Option Shares as to which the Incentive Stock Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier date shall have been mutually agreed upon.

     (b) Full payment (in U.S. dollars) by the Optionee of the option price for the Incentive Stock Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan), in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

     On the exercise date specified in the Optionee's notice or as soon thereafter as is reasonably practicable, SFI shall cause to be delivered to the Optionee, a certificate or certificates for the Incentive Stock Option Shares then being purchased (out of theretofore unissued Stock or reacquired or surrendered Stock, as SFI may elect) upon full payment for such Incentive Stock Option Shares. The obligation of SFI to deliver Stock shall, however, be subject to the condition that if at any time the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) shall determine in its discretion that
(i) the listing, registration or qualification of the Incentive Stock Option or the Incentive Stock Option Shares upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any governmental regulatory body, or (iii) an agreement by the Optionee with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the Incentive Stock Option or the issuance or purchase of Stock thereunder, the Incentive Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan).

     (c) If the Optionee fails to pay for any of the Incentive Stock Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Incentive Stock Option Shares may be terminated by SFI. The date specified in the Optionee's notice as the date of exercise shall be deemed to be the date of exercise of the Incentive Stock Option, provided that payment in full for the Incentive Stock Option Shares to be purchased upon such exercise shall have been received by such date.

5.   Adjustment of and Changes in Stock of SFI.

     In the event of a reorganization, recapitalization, change of shares, stock split, spinoff, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of SFI, the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) shall make such adjustment as it deems appropriate in the number and kinds of shares of Stock subject to the Incentive Stock Option or in the option price; provided, however, that no such adjustment shall give the Optionee any additional benefits under the Incentive Stock Option.

6.   Fair Market Value.

     "Fair market value" as of any date and in respect of any share of Common Stock means the closing price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the NASDAQ National Market System traded under the Symbol SAFM, provided that, if shares of Common Stock shall not have been traded on NASDAQ for more than 10 days immediately preceding such date or if deemed appropriate by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) for any other reason, the fair market value of shares of Common Stock shall be as determined by the Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

7.   No Rights as a Stockholder.

     Neither the Optionee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of SFI with respect to any shares of Stock purchasable or issuable upon the exercise of this Incentive Stock Option, in whole or in part, prior to the issuance of certificates for shares of Common Stock to said person.

8.   Insider Trading Short-Swing Profit Liability Exemption
Requirements.


Notwithstanding
 any other provision of this Agreement to the contrary, the Incentive Stock Option granted under this Agreement shall be transferrable (i) by the option holder only by will or under the laws of descent and distribution of the state in which the option holder resided on the date of his death, and (ii) by the Company pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the Rules thereunder.

9.   No Rights of Employment.

     Neither the granting of this Incentive Stock Option nor its exercise shall be construed as granting to the Optionee any right with respect to continuance of employment with SFI. Except as may otherwise be limited by a written agreement between SFI and the Optionee, and acknowledged by the Optionee, the right of SFI to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by SFI.

10.  Amendment of Incentive Stock Option.

     The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) may, without further action by the stockholders and without the consent of or further consideration from the Optionee, amend, condition or modify this Incentive Stock Option in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to the Incentive Stock Option or to comply with stock exchange rules or requirements. The Board (or, if applicable, a committee thereof appointed pursuant to Section 1.02(d) of the Plan) may amend this Incentive Stock Option otherwise with the written consent of the Optionee.

11.  Notice.

     Any notice to SFI provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at Post Office Box 988, Laurel, Mississippi 39441, and any notice to the Optionee shall be addressed to the Optionee at the current address shown on the payroll records of SFI. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

12.  Incorporation of Plan by Reference.

     This Incentive Stock Option is granted pursuant to the terms of the Plan, which terms are incorporated herein by reference, and the Incentive Stock Option shall in all respects be interpreted in accordance with the Plan. The
Board (or, if applicable, a committee
thereof appointed pursuant to Section 1.02(d) of the Plan) shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

13.  Governing law.

     The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Mississippi, except to the extent preempted by federal law, which shall to that extent govern.


     IN WITNESS WHEREOF, SFI has caused its duly authorized officers to execute and attest this Incentive Stock Option Agreement, and to apply the corporate seal hereto, and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.


                              SANDERSON FARMS, INC.


ATTEST:
                              By:
                                   Name:
                                   Title:




                              ACCEPTED AND AGREED TO:




                              Optionee

               NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION



SANDERSON FARMS, INC.

ATTENTION:          The Board of Directors
                    Stock Option Committee




Gentlemen:

     Notice is hereby given of the undersigned's intent to exercise the Incentive Stock Option granted to the undersigned pursuant to the Incentive Stock Option Agreement dated _______________, ______ entered into by and between the undersigned and Sanderson Farms, Inc. The Incentive Stock Option shall be exercised with respect to ______________________ (_____) shares of the common stock, par value $1.00 per share, of Sanderson Farms, Inc., at the exercise price of $______________ per share. The date of exercise shall be _______________, ______ which is five days or more after the date of this notice.

     In connection with the exercise of the Incentive Stock Option, the undersigned acknowledges that no withholding of income taxes is required.




                              Employee/Optionee




Dated: ________________, ______




                                 Exhibit A